UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

*Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 2, 2023, Aravive, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders voted on six (6) proposals (the “Proposals”) and cast their votes as described below.  These Proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on September 5, 2023, as amended on September 22, 2023 with the Securities and Exchange Commission (the “Definitive Proxy Statement”).

The final results for the Proposals as set forth in the Definitive Proxy Statement are as follows:

Proposal 1—Election of Directors

The following two (2) individuals were elected as Class III directors, each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Gail McIntyre, Ph.D.	39,981,767	762,233	10,967,770
2. Peter T.C. Ho, M.D., Ph.D.	39,666,060	1,077,939	10,967,771

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023, based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

51,125,191	548,918	37,661	0

Proposal 3—Advisory vote on the approval executive compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executed officers based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

38,279,427	970,339	1,494,234	10,967,770

Proposal 4— Transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors if the Board of Directors of the Company deems such transfer to be in the best interests of the stockholders, which approval shall include authorization for the Board of Directors to abandon such assignment for the benefit of creditors.

The stockholders approved, the transfer of the Company’s assets through an assignment if the Board of Directors deems such transfer to be in the best interests of the stockholders, based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

39,848,330	863,789	31,880	10,967,771

Proposal 5— Effect the voluntary dissolution and liquidation of the Company pursuant to a plan of dissolution in the form attached to the proxy statement asAppendix Aif the Board of Directors deems such action to be in the best interests of the stockholders, which approval shall include authorization for the Board of Directors to abandon such dissolution.

The stockholders approved, the voluntary dissolution and liquidation of the Company pursuant to a plan of dissolution if the Board of Directors deems such action to be in the bests interests of the stockholders, based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

39,862,877	853,763	27,360	10,967,770

Proposal 6— Adjournment of the 2023 Annual Meeting, if the Board of Directors determines it to be necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of any of Proposal 4–the assignment for the benefit of creditors, and/or Proposal 5–the dissolution.

The stockholders approved, the adjournment of the 2023 Annual Meeting, based on the votes set forth below; however, an adjournment was not needed as Proposals 4 and 5 received a sufficient number of votes for approval:

Votes For	Votes Against	Abstentions	Broker Non-Votes

49,687,499	1,585,307	135,419	303,545

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2023	ARAVIVE, INC. (Registrant)
	By:	/s/ Gail McIntyre
Name: Gail McIntyre
Title: Chief Executive Officer

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